UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 2, 2022

Catalyst Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-40893	86-2411762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

235 N. Court Street, Opelousas, Louisiana	70570
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(337) 948-3033

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CLST	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a) Not applicable.

(b) Effective February 2, 2022, Catalyst Bancorp, Inc. (the “Company”), the parent holding company for St. Landry Homestead Federal Savings Bank (the “Bank”), announced a realignment within its executive team. Jutta A. Codori relinquished her position as Chief Financial Officer of the Company and the Bank. Mrs. Codori is transitioning into the role of Senior Administrative Officer for the Company and the Bank.

(c) Also effective as of February 2, 2022, Jacques L. J. Bourque, age 29, has been promoted to the position of Chief Financial Officer of the Company and the Bank. Mr. Bourque joined the Bank as Treasurer in October 2021.  Previously, he served as Senior Accountant for Home Bank, N.A., in Lafayette, Louisiana, from October 2018 to October 2021, Staff Auditor for Postlethwaite & Netterville from June 2018 to October 2018 and as Internal Auditor for Home Bank, N.A. from January 2017 to May 2018.

There are no arrangements or understandings between a director or executive officer of the Company and Mr. Bourque pursuant to which he was named an executive officer of the Company. No directors or executive officers of the Company or the Bank are related to Mr. Bourque by blood, marriage or adoption. Mr. Bourque has not engaged in any transactions with the Company or any of its subsidiaries that would be required to be reported under Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission.

A copy of the Company’s press release issued by the Company on February 2, 2022 announcing Mr. Bourque’s promotion is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits

The following exhibits are filed herewith.

Exhibit Number	Description
99.1	Press Release, dated February 2, 2022
104	Cover Page Interactive Data File. Embedded within the Inline XBRL document.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST BANCORP, INC.

Date:	February 2, 2022	By:	/s/ Joseph B. Zanco
Joseph B. Zanco
President and Chief Executive Officer

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